Concentrations of Credit Risk	12 Months Ended
Dec. 31, 2023
Risks and Uncertainties [Abstract]
Concentrations of Credit Risk	CONCENTRATIONS OF CREDIT RISK
Credit risk is the risk to earnings and capital arising from an obligor’s failure to meet the terms of any contract with our organization or otherwise failing to perform as agreed. Credit risk can occur outside of our traditional lending activities and can exist in any activity where success depends on counterparty, issuer or borrower performance. Concentrations of credit risk (whether on- or off-balance sheet) arising from financial instruments can exist in relation to individual borrowers or groups of borrowers, certain types of collateral, certain types of industries or certain geographic regions. Credit risk associated with these concentrations could arise when a significant amount of loans or other financial instruments, related by similar characteristics, are simultaneously impacted by changes in economic or other conditions that cause their probability of repayment or other type of settlement to be adversely affected. Our major concentrations of credit risk arise by collateral type and by industry. The significant concentrations by collateral type at December 31, 2023, include $1.406 billion of loans secured by residential real estate and $241.7 million of construction and land development loans.
Additionally, within our commercial real estate and commercial and industrial loan classes, we had significant standard industry classification concentrations in the following categories as of December 31, 2023: Lessors of Nonresidential Real Estate ($530.9 million); Accommodation and Food Services ($146.8 million); Construction ($128.7 million); Lessors of Residential Real Estate ($123.4 million); Health Care and Social Assistance ($119.5 million); and Manufacturing ($95.5 million). A geographic concentration arises because we primarily conduct our lending activities in the State of Michigan.